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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                -----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2008

                                -----------------

                          CONTINAN COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                -----------------

         NEVADA                        0-49648                   73-1554122
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

            11 EAST 44TH STREET-19TH FLOOR, NEW YORK, NEW YORK 10017 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (212) 687-1222
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)

         4640 ADMIRALTY WAY-SUITE 500, MARINA DEL REY, CALIFORNIA 90292
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN
          OFFICERS.

(b) and (c) On October 24, 2008 all of the following occurred:

(1) Mr. Geoffrey A. Fox resigned as a director and as Chief Executive Officer, Treasurer and Secretary of the Company. Although Mr. Fox's resignation letter originally referred only to his position as Chief Executive Officer, he subsequently confirmed that his resignation extended to his position as a Company director and Treasurer and Secretary and that all such resignations were also effective on October 24, 2008. Marcia Rosenbaum, the sole remaining director, initially appointed herself as Secretary and as an authorized signatory for all filings and reports required to be made under the Securities Exchange Act of 1934 and the Securities Act of 1933 , with each appointment effective as of October 24, 2008. Subsequent thereto, on November 18, 2008, Ms. Rosenbaum appointed herself the Principal Executive Officer and the Principal Financial Officer of the Company.

Ms. Rosenbaum, age 46, has been an independent investment banker since 1999 specializing in the field of biotechnology. Ms. Rosenbaum received a B.S in Biology and Chemistry from the University of Texas in 1986, a M.S in Microbiology from the University of Texas in 1988 and a First Level Medical Degree in General Medicine from The Technical University in Aachen, Germany in 2003.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired. None
     -----------------------------------------

(b)  Pro Forma Financial Information: None
     -------------------------------

(c)  Shell company transactions. None
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(d)   Exhibits.  None.
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      CONTINAN COMMUNICATIONS, INC.


By:   /s/  Marcia Rosenbaum
      Chief Executive Officer
      -----------------------------
      Marcia Rosenbaum
      Chief Executive Officer

      Date: January 14, 2009